SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) December 19, 2003

EXACTECH, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	0-28240	59-2603930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2320 NW 66th Court

Gainesville, Florida 32653

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code (352) 377-1140

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events

On December 19, 2003, Exactech, Inc. (“Registrant”) issued a press release announcing the decision of its Board of Directors to adopt a Common Stock Purchase Rights Agreement.

Reference is made to the press release filed as Exhibit 99 hereto. The information set forth in Exhibit 99 is hereby incorporated by reference herein.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit Number	Description

4.1	Form of 2003 Common Stock Purchase Rights Agreement, dated as of December 15, 2003, between the Registrant and American Stock Transfer & Trust Company.(1)

99	Press release, dated December 19, 2003, announcing the Registrant’s adoption of a Common Stock Purchase Rights Agreement.(2)

(1)	Incorporated by reference to the same exhibit number filed as part of the Registrant’s Registration Statement on Form 8-A, filed on December 19, 2003.
(2)	Filed herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EXACTECH, INC.

Dated:	December 19, 2003	By:	/s/ Joel C. Phillips

Joel C. Phillips Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description	Page

99	Press release, dated December 19, 2003, announcing the Registrant’s adoption of the 2003 Common Stock Purchase Rights Plan